SECURITY AGREEMENT - Investment Property

                                             Date of Agreement
                                             Effective April 21,
                                             2000
   Debtor Name and Address          Lender Name and Address
PRIME FINANCIAL CORPORATION    STILLWATER NATIONAL BANK AND
16 South Pennsylvania Ave      TRUST COMPANY
Oklahoma City, OK 73107        6305 Waterford Blvd., Suite 205
                               Oklahoma City, OK 73118


As of the date indicated above, the undersigned Debtor and the undersigned Lender agree as follows:


I. GRANT OF A SECURITY INTEREST. For value received, the Undersigned (hereinafter individually referred to as "Debtor") hereby grants to Lender named above a security interest in the property described in Paragraph II, which property is hereinafter referred to collectively as "Collateral". This security interest is given to secure all the obligations of the Debtor to Lender as more fully set forth in Paragraphs IV and V hereof.


II.  COLLATERAL.


A. The Collateral shall include all Investment Property and the proceeds thereof as currently defined or may hereafter be defined in the Oklahoma Uniform Commercial Code, including, but not limited to , all issued and outstanding shares of common stock owned or held by Debtor in LSB Industries, Inc., represented by the certificates described in Exhibit "A" attached hereto and made a part hereof and all proceeds.


     B.   OWNERSHIP  OF  COLLATERAL.  Debtor  warrants  that  the
     Collateral is currently owned by Debtor..


     C.   LOCATION  OF  COLLATERAL.   Debtor  shall  deliver  the
     certificates identified on Exhibit A on the date it signs this Security Agreement.


III. ADDRESS OF DEBTOR. Debtor warrants that the address shown above is now or will become Debtors principal place of business and the location of its book keeping and the location of its accounts. Debtor agrees to notify Lender Promptly of any Change in address.

IV. OBLIGATIONS OF DEBTOR SECURED BY THIS AGREEMENT. The security interest herein granted is given to secure all of the obligations of Debtor to Lender including: A. The performance of all agreements, covenants and warranties of the Debtor as set forth in this or any other agreement between the parties; B. The payment of Debtor's obligations under its Guaranty Agreement of even date herewith, wherein it guarantees the payment of the indebtedness, as therein defined, of SBL CORPORATION; C. All expenditures by Lender involving the performance of or enforcement of any agreement, covenant or warranty provided for by this or any other agreement between the parties; and D. All costs, attorney's fees and other expenditures of Lender in the collection and enforcement of any obligation or liability of Debtor to Lender and in the collection and enforcement of or realization upon any of the Collateral.

V.   ADDITIONAL  PROVISIONS.  Debtor  agrees  to  the  Additional
Provisions set forth on pages 3-5 hereof, the same being incorporated herein by reference.

Lender Name and Address                 Debtor Signature
Stillwater National  Bank  and  PRIME FINANCIAL CORPORATION
Trust Company
6305   Waterford  Blvd,  Suite
205                             By:
Oklahoma City, OK 73118







                      ADDITIONAL PROVISIONS
DEBTOR EXPRESSLY WARRANTS, COVENANTS AND AGREES
                 WARRANTIES AND COVENANTS

A.  RECORDS AND INFORMATION

   1. Financial Information. All loan applications, balance sheets, earnings statements, other financial information and other representations which have been, or may hereafter be, furnished to Lender to induce it to enter into or continue a financial transaction with Debtor fairly represent the financial condition of Debtor as of the date and the period shown therein, and all other information, reports, documents, papers and data furnished to Lender are or shall be, at the time furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter. There has been no material change in the financial condition of Debtor since the effective date of the last furnished financial information which has not been reported to Lender in writing.
   2. Furnishing of Information on Collateral. Debtor will furnish Lender information adequate to identify with accuracy all collateral in a form and substance and at times as may be requested by Lender. Debtor will execute such documents as Lender may from time to time require to enable Lender to perfect the security interest granted hereby and to receive proceeds of and distributions from or interests in the Collateral.
   3. Books and Records - Right of Audit. Debtor will at all times maintain accurate books and records covering the Collateral. Immediately upon the execution of this Agreement and thereafter, Debtor will mark all books and records with an entry showing the security interest of Lender in the Collateral in which Lender has a security interest.
   Lender is hereby given the right and privilege of making such inspections of the Collateral as it deems necessary and of auditing or causing an audit or verification of the books and records of the Debtor relating to the Collateral at any time and from time to time, including the contacting of customers or suppliers of Debtor in connection with such audit or verification. Debtor agrees to assist Lender in every way necessary to facilitate such audits, verifications and inspections.
  4. Location of Records and Inventory. Debtor shall give Lender written notice of each office or location of Debtor at which records of Debtor pertaining to accounts and other Collateral are kept, and of the location of each place of business and of its chief executive office, of the location at which inventory is or will be kept, and of any changes or discontinuances in said office, offices, location or locations. Debtor shall not be under requirement to give such notice if all inventory and all records of Debtor pertaining to the Collateral are kept and shall be kept at Debtor's address shown herein, and if such address is Debtor's chief executive office.


B.  LIEN STATUS, INSURANCE AND ORDINARY COURSE DESCRIPTION

   1.Ownership Free of Encumbrances. Except for the security interest granted hereby, Debtor now owns the Collateral free from any prior liens, security interests or encumbrances, and Debtor warrants title to and will defend the Collateral against all claims and demands of persons claiming any interest therein adverse to the Lender. Debtor will not permit any liens or security interests other than the Lender's security interest to attach to any of the Collateral, will not permit the Collateral to be levied upon or attached under any legal process, or permit any other thing to be done that may impair the value of the Collateral or the security interest afforded hereby.
  2. Sale, Lease or Disposition of Collateral Prohibited. Debtor shall not sell, transfer, exchange or otherwise dispose of the Collateral or any part thereof or the Debtor's rights therein without first obtaining the prior written consent of Lender. The consent of Lender may be conditioned upon any requirements which the Lender deems to be for its protection; and it is understood and agreed that such consent will not be deemed to be effective unless and until such requirements and conditions have been fulfilled.
   3. Financing Statement. No Financing Statement, or other instrument of encumbrance, covering Collateral is on file in any public office. Debtor agrees to join with Lender in executing one or more Financing Statements, or other instrument of encumbrance, in form satisfactory to Lender, in order to perfect, or to continue perfection of, the security interest of Lender which may arise hereunder.
   4. Taxes. Debtor shall promptly pay any and all taxes, assessments and license fees with respect to the Collateral or the use of the Collateral.

C.  PROCEEDS

   3. Promissory Notes, Chattel Paper, Instruments and Documents. If any of the Collateral is or becomes evidenced by promissory notes, trade acceptances, chattel paper, documents or other instruments or writings for the payment of money, whether by reason of the disposition of inventory, the collection of any account or for any other reason, Debtor shall immediately deliver and pledge same to Lender, appropriately assigned or endorsed to the order of the Lender. Regardless of the form of such assignment or endorsement, Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest, and all other notices with respect thereto.

                     EVENTS OF DEFAULT

Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions, herein called "Events of Default":
  1. Any warranty, covenant, agreement, representation, financial information or statement made or furnished to Lender by or in behalf of Debtor to induce Lender to enter into this Agreement, or in conjunction therewith, is violated or proves to have been false in any material respect when made or furnished.
   2. Any payment required hereunder is not made when due or in accordance with terms of the applicable contract.
   3. Debtor defaults in the performance of any covenant, obligation, warranty or provision contained herein.
   4. The occurrence of any event or condition which results in acceleration of the maturity of the obligation of Debtor to Lender provided herein.
   5. The making of any levy against or seizure, garnishment or attachment of any Collateral, the consensual encumbrance thereof by Debtor, or the sale, lease or other disposition of Collateral by Debtor without the prior written consent of Lender as required elsewhere in this Agreement, except inventory sold in the ordinary course of business.
  6. Any time Lender in its sole discretion believes the prospect of payment or performance of any liability, covenant, warranty or obligation secured hereby is impaired.
    7. The death, dissolution, termination of existence or insolvency of Debtor, the appointment of a receiver over any part of Debtor's property or any part of the Collateral, an assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency law by or against Debtor or any guarantor or surety for Debtor.

                         REMEDIES

Upon the occurrence of an Event of Default, and at any time thereafter, Lender may at its option and without notice or demand to Debtor except as otherwise provided by law exercise any and all rights and remedies provided by the Uniform Commercial Code of the state of Oklahoma as well as all other rights and remedies possessed by Lender, including, but not limited to:
   1. Declare all liabilities secured hereby immediately due and payable, and/or proceed to enforce payment and performance of all liabilities secured hereby.
   2. Possess all books and records evidencing or pertaining to the Collateral, and for this purpose Lender is hereby given authority to enter into and upon any premises at which such books and records or any part of them may be situated, and to remove them.
money at the time of any acceleration upon default even though such charges made are entered on the Lender's books subsequent thereto.
   3. Transfer any of the Collateral or evidence thereof into its own name or that of a nominee and receive the proceeds therefrom and hold the same as security for the liabilities of Debtor to Lender or apply it on or against any such liability. Lender may also demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, release or realize upon Collateral in its own name or in the name of the Debtor as Lender may determine.
   4. Sell or other wise dispose of the Collateral. Lender will give Debtor reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made. Any requirement of notice shall be met if notice is mailed, postage prepaid, to the address of Debtor provided herein and faxed to (405) 236-1209, at least ten days before sale or other disposition or action. Lender shall be entitled to, and Debtor shall be liable for, all reasonable costs and expenditures incurred in realizing on its security interest, including without limitation, court costs, selling costs and reasonable attorneys' fees as set forth in any guaranty agreement. All such costs shall be secured by the security interest in the Collateral covered herein.
   5. Lender shall not be liable for any act or omission on the part of Lender, its officers, agents or employees, except as the same constitutes a lack of good faith or failure to act in a commercially reasonable manner. Lender shall have acted in a commercially reasonable manner if its action or non-action is consistent with the general usage of lenders in the area of Lender's location at the time the action or non-action occurs, but this standard shall not constitute disapproval of any procedures which may be otherwise reasonable under the circumstances nor require Lender to take necessary steps to preserve rights against prior parties in an instrument or chattel paper.

                          GENERAL

  1. Expenditures of Lender. At its option and after any written notice to Debtor required by law, which notice Debtor and Lender hereby agree is sufficient if mailed, postage prepaid, to the address of Debtor provided for herein at least ten days before the commencement of the performance of the duties specified herein, it is agreed Lender may discharge taxes, liens, security interests or other encumbrances on the Collateral. Debtor shall be liable for and agrees to pay Lender for all expenditures of Lender for taxes on the Collateral, for the discharge of liens, security interests or other encumbrances on the Collateral, and for all costs, attorneys' fees and other disbursements of Lender in connection with the foregoing. Debtor agrees promptly to reimburse Lender for all such expenditures and until such reimbursement the amounts of such expenditures shall be considered a liability of Debtor to Lender which is secured by this Agreement. Debtor agrees promptly to reimburse Lender for all such expenditures, and until such reimbursement the amounts of such expenditures shall be considered a liability of Debtor to Lender which is secured by this Agreement.
   2. Right to Offset. Any property, tangible or intangible, of Debtor in possession of Lender at any time during the term hereof, or any indebtedness due from Lender to Debtor and any deposit or credit balances due from Lender to Debtor, or any of the foregoing of any party hereto is pledged to secure payment hereof and may at any time while the whole or any part of Debtor's indebtedness to Lender remains unpaid, whether before or after maturity thereof, be appropriated, held or applied toward the payment of any obligation of Debtor to Lender.
   3. Applicable Law. The law of the State of Oklahoma shall control this Agreement.
   4. Waivers. No act, delay or omission, including Lender's waiver of remedy because of any default hereunder, shall constitute a waiver of any of Lender's rights and remedies under this Agreement or any other agreement between the parties. All rights and remedies of Lender are cumulative and may be exercised singularly or concurrently, and the exercise of any one or more remedy will not be a waiver of any other. No waiver, change, modification or discharge of any of Lender's rights or of Debtor's duties as so specified or allowed will be effective unless in writing and signed by a duly authorized officer of Lender, and any such waiver will not be a bar to the exercise of any right or remedy on any subsequent default.
  5. Agreement Binding on Assigns. This Agreement shall inure to the benefit of the successors and assigns of Lender and shall be binding upon the successors and assigns of Debtor.
   6. Rights of Lender Assignable. Lender at any time and at its option may pledge, transfer or assign its rights under this Agreement in whole or in part, and any pledgee, transferee, or assignee shall have all the rights of Lender as to the rights or parts thereof so pledged, transferred or assigned. The rights of the Debtor hereunder may not be assigned.
   7. Separability of Provisions. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
   9. Copies. A carbon, photographic, or other reproduction of this Security Agreement or of any financing statement prepared or filed with respect hereto is sufficient as a financing statement.
   10.Notice of Name Change, etc. Debtor will immediately notify Lender of any change in his, her, its, or their name, identity, or organizational or corporate structure.

                            EXHIBIT A


  Exhibit A
    Owner      CUSIP Number  Quantity  Date Issued Certifica
                                                   te Number
        Prime   502160104       20,900   10/4/1994       OKS 7570
    Financial
        Prime   502160104      227,000   10/4/1994       OKS 7561
    Financial
        Prime   502160104       17,000  10/11/1994       OKS 7585
    Financial
        Prime   502160104       90,000  10/19/1994       OKS 7528
    Financial
        Prime   502160104      224,416   5/23/1995       OKS
10622
    Financial
        Prime   502160104        1,000   3/28/1996       OKS
10926
    Financial
        Prime   502160104        1,500   3/28/1996       OKS
10927
    Financial
        Prime   502160104        1,000   3/28/1996       OKS
10925
    Financial
        Prime   502160104       10,000   9/16/1996       OKS
11139
    Financial
        Prime   502160104        5,000   9/17/1996       OKS
11142
    Financial
        Prime   502160104        5,000   9/19/1996       OKS
11147
    Financial
        Prime   502160104        6,000   1/10/1997       OKS
11242
    Financial
        Prime   502160104        1,000   1/16/1997       OKS
11246
    Financial
        Prime   502160104        2,200   4/16/1997       OKS
11288
    Financial
        Prime   502160104        6,000   4/29/1997       OKS
11309
    Financial
        Prime   502160104       10,500   4/29/1997       OKS
11312
    Financial
        Prime   502160104        4,000   4/29/1997       OKS
11304
    Financial
        Prime   502160104       11,000   4/29/1997       OKS
11313
    Financial
        Prime   502160104        5,000   4/29/1997       OKS
11305
    Financial
        Prime   502160104       15,000   4/29/1997       OKS
11314
    Financial
        Prime   502160104        6,000   4/29/1997       OKS
11308
    Financial
        Prime   502160104        5,000   4/29/1997       OKS
11306
    Financial
        Prime   502160104       10,000   4/29/1997       OKS
11311
    Financial
        Prime   502160104        8,000   4/29/1997       OKS
11310
    Financial
        Prime   502160104        6,000   4/29/1997       OKS
11307
    Financial
        Prime   502160104       34,550   4/30/1997       OKS
11318
    Financial
        Prime   502160104        2,000    5/1/1997       OKS
11320
    Financial
        Prime   502160104        2,000    5/1/1997       OKS
11321
    Financial
        Prime   502160104        4,000    5/1/1997       OKS
11322
    Financial
        Prime   502160104        2,000    5/1/1997       OKS
11319
    Financial
        Prime   502160104       25,000   7/16/1997       OKS
11366
    Financial
        Prime   502160104       14,000    8/1/1997       OKS
11381
    Financial
        Prime   502160104       17,000    8/1/1997       OKS
11384
    Financial
        Prime   502160104       23,000    8/5/1997       OKS
11387
    Financial
        Prime   502160104       19,000    8/8/1997       OKS
11389
    Financial
        Prime   502160104       20,000   9/16/1997       OKS
11140
    Financial
        Prime   502160104          295   9/18/1997       OKS
11400
    Financial
        Prime   502160104       16,000    1/9/1998       OKS
11473
    Financial
        Prime   502160104          500    1/9/1998       OKS
11471
    Financial
        Prime   502160104        3,000    1/9/1998       OKS
11472
    Financial
        Prime   502160104        2,000   1/13/1998       OKS
11475
    Financial
        Prime   502160104       21,000   1/13/1998       OKS
11476
    Financial
        Prime   502160104        4,000   1/16/1998       OKS
11478
    Financial
        Prime   502160104        3,000    2/4/1998       OKS
11490
    Financial
        Prime   502160104       50,000    2/4/1998       OKS
11491
    Financial
        Prime   502160104       25,000   3/26/1998       OKS
11519
    Financial
        Prime   502160104       50,000   3/26/1998       OKS
11518
    Financial
        Prime   502160104       31,100   3/26/1998       OKS
11517
    Financial
        Prime   502160104        8,200   3/26/1998       OKS
11516
    Financial
        Prime   502160104        3,000   3/26/1998       OKS
11515
    Financial
        Prime   502160104        3,000   3/26/1998       OKS
11514
    Financial
        Prime   502160104        3,000   3/26/1998       OKS
11512
    Financial
        Prime   502160104        3,000   3/26/1998       OKS
11513
    Financial
        Prime   502160104        3,000   3/26/1998       OKS
11494
    Financial
        Prime   502160104        2,500   5/21/1998       OKS
11531
    Financial
        Prime   502160104        1,100   5/21/1998       OKS
11530
    Financial
        Prime   502160104        5,000   6/19/1998       OKS
11538
    Financial
        Prime   502160104       46,500    7/8/1998       OKS
11547
    Financial
        Prime   502160104       15,000    7/8/1998       OKS
11544
    Financial
        Prime   502160104        2,000    7/8/1998       OKS
11541
    Financial
        Prime   502160104       25,000    7/8/1998       OKS
11546
    Financial
        Prime   502160104       25,000    7/8/1998       OKS
11545
    Financial
        Prime   502160104       13,000    7/8/1998       OKS
11543
    Financial
        Prime   502160104       10,000    7/8/1998       OKS
11542
    Financial
        Prime   502160104       19,500   7/13/1998       OKS
11549
    Financial
        Prime   502160104       11,000   7/16/1998       OKS
11554
    Financial
        Prime   502160104       23,000   7/16/1998       OKS
11550
    Financial
        Prime   502160104       25,000   7/16/1998       OKS
11551
    Financial
        Prime   502160104       30,000   7/16/1998       OKS
11552
    Financial
        Prime   502160104        3,000   7/17/1998       OKS
11560
    Financial
        Prime   502160104        2,000   8/25/1998       OKS
11559
    Financial
        Prime   502160104        1,000   8/27/1998       OKS
11561
    Financial
        Prime   502160104          500    9/1/1998       OKS
11564
    Financial
        Prime   502160104          500    9/1/1998       OKS
11563
    Financial
        Prime   502160104       95,300    9/3/1998       OKS
11565
    Financial
        Prime   502160104       17,500   9/15/1998       OKS
11566
    Financial
        Prime   502160104        1,000   9/16/1998       OKS
11568
    Financial
        Prime   502160104        2,000   9/16/1998       OKS
11567
    Financial
        Prime   502160104        2,000   9/18/1998       OKS
11573
    Financial
        Prime   502160104        2,000   9/22/1998       OKS
11574
    Financial
        Prime   502160104        1,000   9/23/1998       OKS
11575
    Financial
        Prime   502160104      206,500   9/24/1998       OKS
11576
    Financial
        Prime   502160104        5,000   9/25/1998       OKS
11579
    Financial
        Prime   502160104        1,600   9/25/1998       OKS
11578
    Financial
        Prime   502160104       16,000   9/28/1998       OKS
11580
    Financial
        Prime   502160104       29,000   9/29/1998       OKS
11582
    Financial
        Prime   502160104       40,000   9/30/1998       OKS
11583
    Financial
        Prime   502160104        6,000   10/2/1998       OKS
11584
    Financial
        Prime   502160104        1,200   10/8/1998       OKS
11585
    Financial
        Prime   502160104        5,600  10/12/1998       OKS
11586
    Financial
        Prime   502160104        9,100  10/13/1998       OKS
11587
    Financial
        Prime   502160104          500  10/15/1998       OKS
11562
    Financial
        Prime   502160104        6,000  10/16/1998       OKS
11588
    Financial
        Prime   502160104       25,000  12/17/1998       OKS
11598
    Financial
        Prime   502160104        4,700  12/21/1998       OKS
11599
    Financial
        Prime   502160104       12,000  12/22/1998       OKS
11600
    Financial
        Prime   502160104        4,000  12/22/1998       OKS
11601
    Financial
        Prime   502160104       10,000  12/28/1998       OKS
11602
    Financial
        Prime   502160104        6,000  12/29/1998       OKS
11604
    Financial
        Prime   502160104       13,500  12/29/1998       OKS
11605
    Financial
        Prime   502160104        2,000  12/29/1998       OKS
11603
    Financial
        Prime   502160104        6,000    1/6/1999       OKS
11606
    Financial
        Prime   502160104        3,000   1/11/1999       OKS
11609
    Financial
        Prime   502160104       17,600   1/22/1999       OKS
11611
    Financial
        Prime   502160104        1,000   1/26/1999       OKS
11613
    Financial
        Prime   502160104        3,500   1/28/1999       OKS
11614
    Financial
        Prime   502160104          500    2/8/1999       OKS
11615
    Financial
        Prime   502160104        1,000    2/8/1999       OKS
11616
    Financial
        Prime   502160104        2,000   2/15/1999       OKS
11635
    Financial
        Prime   502160104       20,000   2/17/1999       OKS
11627
    Financial
        Prime   502160104        2,000   2/17/1999       OKS
11628
    Financial
        Prime   502160104        2,000   2/26/1999       OKS
11630
    Financial
        Prime   502160104          500   2/26/1999       OKS
11632
    Financial
        Prime   502160104        1,000   2/26/1999       OKS
11631
    Financial
        Prime   502160104        5,000    3/2/1999       OKS
11633
    Financial
        Prime   502160104        3,000    3/4/1999       OKS
11634
    Financial
        Prime   502160104        1,000   3/15/1999       OKS
11636
    Financial
        Prime   502160104        1,000   3/15/1999       OKS
11637
    Financial
        Prime   502160104        9,600   3/22/1999       OKS
11638
    Financial
        Prime   502160104        9,500    5/5/1999       OKS
11656
    Financial
        Prime   502160104        2,000    5/5/1999       OKS
11655
    Financial
        Prime   502160104        7,000   7/19/1999       OKS
11677
    Financial
                Total Shares 1,973,461
                    Owned by
                       Prime
                   Financial


                            EXHIBIT C
                               TO
                         AGREEMENT AMONG
           STILLWATER NATIONAL BANK AND TRUST COMPANY
                   PRIME FINANCIAL CORPORATION
                               AND
                         SBL CORPORATION
                    EFFECTIVE APRIL 21, 2000

SBL CORPORATION
Note:                #37516
Principal Amount:   $1,985,508.00
Note Date:          10-16-1997

AMY G. RAPPAPORT #J-1 TRUST
Note:                #37521
Principal Amount:   $73,908.00
Note Date:          10-16-1997

LORI R. RAPPAPORT #J-1 TRUST
Note:                #37519
Principal Amount:   $71,776.00
Note Date:          10-16-1997

STACY L. RAPPAPORT #J-1 TRUST
Note:                #37520
Principal Amount:   $71,776.00
Note Date:          10-16-1997

ADAM Z. GOLSON #J-1 TRUST
Note:                #37522
Principal Amount:   $71,776.00
Note Date:          10-16-1997

STEVEN J. GOLSEN 1992 TRUST
Note:                #37518
Principal Amount:   $139,680.00
Note Date:          10-16-1997

BARRY H. GOLSEN 1992 TRUST
Note:                #37524
Principal Amount:   $149,680.00
Note Date:          10-16-1997

SYLVIA H. GOLSEN 1992 TRUST
Note:                #37517
Principal Amount:   $140,532.00
Note Date:          10-16-1997

JOSHUA B. GOLSEN #J-1 TRUST
Note:                #37526
Principal Amount:   $73,908.00
Note Date:          10-16-1997

MICHELLE L. GOLSEN #J-1 TRUST
Note:                #37523
Principal Amount:   $71,776.00
Note Date:          10-16-1997

LINDA F. RAPPAPORT 1992 TRUST
Note:                #37525
Principal Amount:   $149,680.00
Note Date:          10-16-1997